UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

TMC THE METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Hastings Street, 15th Floor Vancouver, British Columbia (Address of principal executive offices)	V6E 2J3 (Zip Code)

Registrant’s telephone number, including area code: (888) 458-3420

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Technical Reports

On August 4, 2025, TMC the metals company Inc. (the “Company”) issued a press release (the “Press Release”) announcing (i) the release of the results of a pre-feasibility study in a report titled S-K 1300 NORI Area D Technical Report, dated August 4, 2025 (the “TRS”), and (ii) the release of an initial assessment in a report titled Technical Report Summary—Initial Assessment of TOML and NORI Properties, Clarion-Clipperton Zone, dated August 4, 2025 (the “Initial Assessment” together with the TRS, the “Technical Reports”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the Press Release, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

New Technical Report – NORI Area D

On August 4, 2025, the Company published the TRS, prepared in accordance with Regulation S-K, Subpart 1300 (17 C.F.R. §§ 229.601 and 1300–1305). The TRS was prepared by a combination of third-party and Company-affiliated Qualified Persons, as defined under Regulation S-K, Subpart 1300. The following third-party Qualified Persons contributed to the TRS:

•	Dr. Ian Stevenson, Geoscience Consultant, MARGIN – Marine Geoscience Innovation
•	John Buckell, Consultant, APYS Subsea Ltd
•	Cameron Harris, Principal: Smelting, Canadian Engineering Associates Ltd
•	Brett Roughan, Principal, Lanasera Pty Ltd
•	Andrew Hall, CEO, AMC Consultants Pty Ltd

In addition, the following personnel of the Company served as Qualified Persons for certain sections of the TRS:

•	Anthony O’Sullivan, Chief Development Officer
•	Rutger Bosland, Chief Innovation and Offshore Technology Officer
•	Dr. Michael Clarke, Environmental Program Director
•	Adam Price, Project Control Manager

Each of the third-party Qualified Persons listed above is independent of the Company, as defined in Regulation S-K, Subpart 1300.

A copy of the TRS is filed as Exhibit 96.1 to this Current Report on Form 8-K.

New Initial Assessment – TOML and NORI Properties

On August 4, 2025, the Company published the Initial Assessment, also prepared in accordance with Regulation S-K, Subpart 1300. The Initial Assessment was prepared by the same group of third-party and Company-affiliated Qualified Persons identified above, as follows:

•	Dr. Ian Stevenson, Geoscience Consultant, MARGIN – Marine Geoscience Innovation
•	John Buckell, Consultant, APYS Subsea Ltd
•	Cameron Harris, Principal: Smelting, Canadian Engineering Associates Ltd

•	Brett Roughan, Principal, Lanasera
•	Andrew Hall, CEO, AMC Consultants Pty Ltd

In addition, the following personnel of the Company served as Qualified Persons for certain sections of the Initial Assessment:

•	Anthony O’Sullivan, Chief Development Officer
•	Rutger Bosland, Chief Innovation and Offshore Technology Officer
•	Dr. Michael Clarke, Environmental Program Director
•	Adam Price, Project Control Manager

Each of the third-party Qualified Persons listed above is independent of the Company, as defined in Regulation S-K, Subpart 1300.

A copy of the Initial Assessment is filed as Exhibit 96.2 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements.

Except for historical information contained in this Current Report on Form 8-K (including Exhibits 96.1, 96.2, and 99.1) this report contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Please refer to the cautionary statements included in the TRS, filed as Exhibit 96.1, the Initial Assessment, filed as Exhibit 96.2, and the Press Release, furnished as Exhibit 99.1 to this Current Report on Form 8-K, respectively.

Cautionary Statements Regarding the TRS and the Initial Assessment

The Technical Reports included as Exhibits 96.1 and 96.2 to this Current Report on Form 8-K contain forward-looking information derived from preliminary economic assessments and conceptual development scenarios that are subject to significant uncertainty. The TRS does not represent a feasibility study and does not support a development decision. Similarly, the Initial Assessment contract areas is not a declaration of mineral reserves and is not sufficient to determine the economic viability of a mining project. In addition, such Initial Assessment reports inferred mineral resources, which have a high degree of uncertainty as to their existence and to whether they can be economically or legally commercialized, under the Securities and Exchange Commission rules may not form the basis of an economic analysis and for which you cannot assume any part thereof will ever be upgraded to a higher category. Until mineral deposits are actually mined and processed, mineral resources and mineral reserves must be considered as estimates only. The estimates, projections, and analyses contained in the Technical Reports are based on numerous assumptions, including those related to recovery methods, costs, infrastructure, financing, regulatory approvals, and market conditions, many of which are beyond the Company’s control. Actual results may differ materially from those presented. Investors are cautioned not to place undue reliance on these Technical Reports and are encouraged to review the full summaries and underlying assumptions, which are filed as Exhibits 96.1 and 96.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Qualified Person (TRS) - AMC Consultants Pty Ltd
23.2	Consent of Qualified Person (TRS) - MARGIN - Marine Geoscience Innovation
23.3	Consent of Qualified Person (TRS) - APYS Subsea Ltd
23.4	Consent of Qualified Person (TRS) - Canadian Engineering Associates Ltd
23.5	Consent of Qualified Person (TRS) – Lanasera Pty Ltd
23.6	Consent of Qualified Person (TRS) – Anthony O’Sullivan
23.7	Consent of Qualified Person (TRS) – Rutger Bosland
23.8	Consent of Qualified Person (TRS) – Dr. Michael Clarke
23.9	Consent of Qualified Person (TRS) – Adam Price
23.10	Consent of Qualified Person (IA) - AMC Consultants Pty Ltd
23.11	Consent of Qualified Person (IA) - MARGIN - Marine Geoscience Innovation
23.12	Consent of Qualified Person (IA) - APYS Subsea Ltd
23.13	Consent of Qualified Person (IA) - Canadian Engineering Associates Ltd
23.14	Consent of Qualified Person (IA) – Lanasera Pty Ltd
23.15	Consent of Qualified Person (IA) – Anthony O’Sullivan
23.16	Consent of Qualified Person (IA) – Rutger Bosland
23.17	Consent of Qualified Person (IA) – Dr. Michael Clarke
23.18	Consent of Qualified Person (IA) – Adam Price
96.1	S-K 1300 NORI Area D Technical Report, dated August 4, 2025
96.2	Technical Report Summary—Initial Assessment of TOML and NORI Properties, Clarion-Clipperton Zone, dated August 4, 2025
99.1*	Press Release dated August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the Securities and Exchange Commission pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMC THE METALS COMPANY INC.

Date: August 4, 2025	By:	/s/ Craig Shesky
	Name:	Craig Shesky
	Title:	Chief Financial Officer